Exhibit 99.1

Contact: Monique Greer 720-540-5268 mgreer@allos.com

Allos Therapeutics Announces Proposed Public Offering of Common Stock

WESTMINSTER, Colo., October 5, 2009 — Allos Therapeutics, Inc. (Nasdaq: ALTH) today announced that it is offering to sell, subject to market and other conditions, 11,000,000 primary shares of its common stock pursuant to an effective shelf registration statement in an underwritten public offering.  Allos Therapeutics also intends to grant the underwriters a 30-day option to purchase up to an aggregate of 1,650,000 additional primary shares of common stock to cover over-allotments, if any.  All of the shares in the offering are to be sold by Allos Therapeutics, with proceeds to be used to support the commercialization of FOLOTYN™ (pralatrexate injection), preclinical research and clinical development of FOLOTYN, and general corporate purposes. J.P. Morgan Securities Inc. and Citigroup Global Markets, Inc. are acting as joint book-running managers of the proposed offering. Leerink Swann LLC is acting as co-lead manager of the offering.  JMP Securities LLC is acting as co-manager of the Offering.

A shelf registration statement relating to the shares was filed with the Securities and Exchange Commission and is effective. Information about the offering is available in the preliminary prospectus supplement to be filed with the Securities and Exchange Commission. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale is not permitted.  Any offer, if at all, will be made only by means of a prospectus, including a prospectus supplement, forming part of the effective shelf registration statement.

Copies of the preliminary prospectus supplement and accompanying prospectus may be obtained by contacting J.P. Morgan Securities Inc., Attention: Prospectus Department, 4 Chase Metrotech Center, CS Level, Brooklyn, NY 11245 or by calling (718) 242-8002 or Citigroup Global Markets, Inc., Prospectus Department, Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, NY 11220, (800) 831-9146.

About Allos Therapeutics

Allos Therapeutics, Inc. (Nasdaq: ALTH) is a biopharmaceutical company committed to the development and commercialization of innovative anti-cancer therapeutics.

Safe Harbor Statement

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements concerning the completion, timing and size of the proposed financing and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “continue,” and other similar terminology or the negative of these terms, but their absence does not mean that a particular statement is not forward-looking. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, among others: the risk that the financing may be delayed or may not occur due to market or other conditions and the satisfaction of customary closing conditions related to the proposed public offering. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, and in the Company’s other periodic reports and filings with the Securities and Exchange Commission and the prospectus supplement related to the offering. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this press release. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law.

Note: The Allos logo and FOLOTYN name are trademarks of Allos Therapeutics, Inc.

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